Exhibit 99.1
For Immediate Release
Corel Corporation Reports Second Quarter 2008 Financial Results
OTTAWA, July 3, 2008 — Corel Corporation (NASDAQ:CREL) (TSX:CRE) today reported financial results for its second quarter ended May 31, 2008. Revenues in the second quarter of fiscal 2008 were $67.0 million, compared to $65.0 million in the second quarter fiscal 2007. GAAP net income in the second quarter of fiscal 2008 was $930,000, or $0.04 per basic and diluted share, compared to GAAP net income of $2.3 million, or $0.09 per basic and diluted share, in the second quarter of fiscal 2007.
Non-GAAP adjusted net income for the second quarter fiscal 2008 was $9.5 million, or $0.36 per diluted share, compared to non-GAAP adjusted net income for the second quarter of fiscal 2007 of $9.8 million, or $0.39 per diluted share. Non-GAAP adjusted EBITDA in the second quarter of 2008 was $14.9 million, compared to $15.2 million in the second quarter of 2007.
“Corel performed well in the second quarter, reflecting the diversity of the Company’s products and distribution channels and the strength of its brand in key geographies,” said Kris Hagerman, Interim Chief Executive Officer, Corel Corporation. “We continue to successfully execute our core strategy which is to drive profitable growth by pursuing opportunities in faster growing markets, while delivering consistent growth and profits from our more established product lines and channels. As Corel’s results for the second quarter illustrate, we continue to benefit from our highly diversified business model.”
Financial Guidance
Third Quarter Fiscal 2008 Guidance
Corel provided guidance for the third quarter ending August 30, 2008. The Company currently expects:
— Revenue in the range of $63 million to $65 million.
— GAAP net income in the range of break even to $1.6 million and non-GAAP adjusted net income in the range of $8.0 million to $9.5 million.
— GAAP earnings per share in the range of $0.00 to $0.06 and non-GAAP earnings per share in the range of $0.30 to $0.36.
Fiscal 2008 Guidance

Resulting guidance for the year ending November 30, 2008 is as follows:
— Revenue in the range of $263 million to $275 million.
— GAAP net income of $8.5 million to $13.5 million and non-GAAP adjusted net income of $40.5 million to $46.0 million.
— GAAP income per share of $0.30 to $0.50 and non-GAAP earnings per share of $1.50 to $1.70.
Corel will host a conference call to discuss its financial results at 8:00 a.m. Eastern Time today. To access the conference call, please dial (877) 419-6600 or (719) 325-4860 approximately 5 minutes prior to the 8:00 a.m. ET start time. A live webcast will also be available through Corel’s Investor Relations website at http://investor.corel.com/events.cfm. Following the call, an audioreplay will be available between 11:00 a.m. ET July 3, 2008 and midnight ET July 16, 2008 from Corel’s Investor Relations website or by calling (888) 203-1112 or (719) 457-0820, Passcode: 8074180.
Forward-Looking Statements:
This news release includes forward-looking statements that are based on certain assumptions and reflect our current expectations. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Such risks include the pending proposed offer from our majority shareholder Corel Holdings, L.P. (which is controlled by an affiliate of Vector Capital Corporation) (“CHLP”) and the ongoing evaluation of the strategic alternatives by the Special Committee, which create additional expense for the Company and cause uncertainty which could affect our ability to retain customers and employees. There can be no assurance that any transaction with CHLP or any other party will be consummated. Such risks also include competitive threats from well established software companies that have significantly greater market share and resources than us and from online services companies that are increasingly seeking to provide software products at little or no incremental cost to their customers to expand their Internet presence and build consumer loyalty. We rely on a small number of key strategic relationships for a significant percentage of our revenue and these relationships can be modified or terminated at any time. In addition, our core products have been marketed for many years and the packaged software market in North America and Europe is relatively mature and characterized by modest growth. Accordingly, we must successfully complete acquisitions, penetrate new markets or increase penetration of our installed base to achieve revenue growth. In addition, we face potential claims from third parties who may hold patent and other intellectual property rights which purport to cover various aspects of our products and from certain of our customers who may be entitled to indemnification from us in respect of potential claims they may receive from third parties related to their use or distribution of our products.
These and other risks, uncertainties and other important factors are described in Corel’s Annual Report dated February 8, 2008, and in Corel’s 10-Q dated April 7, 2008 filed with the Securities and Exchange Commission (SEC) and the Canadian Securities Administrators (CSA) under the caption “Risk Factors” and elsewhere. A copy of the Corel Annual Report and 10-Q can be obtained on Corel’s website, on the SEC’s website at http://www.sec.gov./ or on the CSA’s website at http://www.sedar.com.. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.
Financial Presentation and Use of Non-GAAP Measures:
Our financial statements have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, which differ in certain material respects from Canadian generally accepted accounting principles. In addition, our financial statements and information in this release are presented in U.S. Dollars, unless otherwise indicated. This news release includes certain non-GAAP financial measures, such as adjusted net income and adjusted EBITDA. We use these non-GAAP financial measures to confirm our compliance with covenants contained in our debt facilities, as supplemental indicators of our operating performance and to assist in evaluation of our liquidity. These measures do not have any standardized meanings prescribed by GAAP and therefore are not comparable to the calculation of similar measures used by other companies, and should not be viewed as alternatives to measures of financial performance or changes in cash flows calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the closest GAAP measures are set out in the notes to the financial statements attached to this news release.
About Corel
Corel is one of the world’s top software companies with more than 100 million active users in over 75 countries. We develop software that helps people express their ideas and share their stories in more exciting, creative and persuasive ways. Through the years we’ve built a reputation for delivering innovative, trusted products that are easy to learn and use, helping people achieve new levels of productivity. The industry has responded with hundreds of awards for software innovation, design and value.
Our award-winning product portfolio includes some of the world’s most widely recognized and popular software brands, including CorelDRAW® Graphics Suite, Corel® Paint Shop Pro® Photo, Corel® Painter™, VideoStudio®, WinDVD®, Corel® WordPerfect® Office and WinZip®. Our global headquarters are in Ottawa, Canada, with major offices in the United States, United Kingdom, Germany, China, Taiwan and Japan.
© 2008 Corel Corporation. All rights reserved. Corel, CorelDRAW, Paint Shop Pro, Painter, Corel DESIGNER, VideoStudio, WordPerfect, WinDVD, WinZip, iGrafx, and the Corel logo are trademarks or registered trademarks of Corel Corporation and/or its subsidiaries. All other product, font and company names and logos are trademarks or registered trademarks of their respective companies.
CRELF

Corel Corporation
Catherine Hughes, 613-728-0826 x1659 (Press)
catherine.hughes@corel.com
or
The Blueshirt Group
Todd Friedman, 415-217-7722 (Investor Relations)
todd@blueshirtgroup.com
Stacie Bosinoff, 415-217-7722 (Investor Relations)
stacie@blueshirtgroup.com

Corel Corporation
Quarterly Financial results
For the quarter ended May 31, 2008
(in thousands, except per share data; unaudited)

	Three Months ended		Six Months ended
	May 31,	May 31,	May 31,	May 31,
Consolidated Condensed Statement of Operations	2008	2007	2008	2007

Revenues — Product	$60,249	$59,553	$119,611	$106,857
Revenues — Maintenance and services	6,795	5,479	12,977	10,809

Total revenues	67,044	65,032	132,588	117,666

Cost of revenues — Product	14,008	14,026	29,235	22,523
Cost of revenues — Maintenance and services	132	221	299	419
Amortization of intangible assets	6,418	6,373	12,832	12,130

Total cost of revenues	20,558	20,620	42,366	35,072

Gross margin	46,486	44,412	90,222	82,594

Operating expenses
Sales and marketing	20,748	17,715	40,432	34,990
Research and development	11,716	11,070	23,807	22,666
General and administration	8,640	8,575	17,451	17,237
Acquired in-process research and development	—	—	—	7,831
InterVideo integration expense	—	860	—	1,645
Restructuring	447	—	625	—

Total operating expenses	41,551	38,220	82,315	84,369

Income (loss) from operations	4,935	6,192	7,907	(1,775)

Other expenses (income)
Interest Income	(99)	(518)	(219)	(882)
Interest expense	3,032	4,236	7,440	8,521
Amortization of deferred financing fees	270	269	540	534
Expenses associated with Special Committee review	705	—	705	—
Other non-operating expense (income)	102	479	(1,362)	(153)

Income (loss) before income taxes	925	1,726	803	(9,795)
Income tax (recovery)	(5)	(587)	(97)	(232)

Net income (loss)	$930	$2,313	$900	$(9,563)

Net loss per share:
Basic	$0.04	$0.09	$0.04	$(0.39)
Fully diluted	$0.04	$0.09	$0.03	$(0.39)
Weighted average number of shares:
Basic	25,543	24,817	25,503	24,722
Fully diluted	26,238	25,284	26,165	24,722

Consolidated Condensed Balance Sheet

	May 31,	November 30,
	2008	2007

Assets
Current assets:
Cash and cash equivalents	$33,415	$24,615
Restricted cash	161	217
Accounts receivable
Trade, net	28,775	41,092
Other	2,958	118
Inventory	932	729
Income taxes recoverable	1,649	1,470
Prepaids and other current assets	3,930	3,276

Total current assets	71,820	71,517
Capital assets	9,176	8,971
Intangible assets	79,471	92,010
Goodwill	88,643	88,643
Deferred financing and other long-term assets	5,641	5,696

Total assets	$254,751	$266,837

Liabilities and shareholders’ deficit
Current liabilities:
Accounts payable and accrued liabilities	$58,089	$67,290
Income taxes payable	944	723
Deferred revenue	12,816	15,707
Current portion of long-term debt	18,952	2,249
Current portion of obligations under capital leases	728	767

Total current liabilities	91,529	86,736

Deferred revenue	2,179	2,365
Deferred income tax liability	18,287	20,754
Obligations under capital leases	1,600	2,114
Income taxes payable	13,201	11,693
Accrued pension benefit obligation	1,083	1,116
Long-term debt	138,561	156,359

Total liabilities	266,440	281,137

Shareholders’ deficit
Share capital	42,182	40,652
Additional paid-in capital	7,763	5,926
Accumulated other comprehensive loss	(1,425)	(721)
Deficit	(60,209)	(60,157)

Total shareholders’ deficit	(11,689)	(14,300)

Total liabilities and shareholders’ deficit	$254,751	$266,837

Consolidated Condensed Statement of Cash Flows

	Three Months ended		Six Months ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Cash flows from operating activities
Net income (loss)	$930	$2,313	$900	$(9,563)
Depreciation and amortization	1,233	969	2,395	1,671
Amortization of deferred financing fees	270	269	540	534
Amortization of intangible assets	6,418	6,373	12,832	12,130
Stock-based compensation	1,977	1,290	3,115	2,298
Provision for bad debts	129	49	233	65
Deferred income taxes	(1,233)	(1,280)	(2,467)	(2,315)
Acquired in-process research and development	—	—	—	7,831
Unrealized loss on forward exchange contracts	—	—	—	35
Loss on disposal of fixed assets	6	54	48	54
Loss (gain) on interest rate swap recorded at fair value	(512)	(391)	243	(582)
Gain on sale of investment	—	—	(822)	—
Change in operating assets and liabilities	(2,308)	(12,862)	(3,700)	3,066

Cash flows provided by (used in) operating activities	6,910	(3,216)	13,317	15,224

Cash flows from financing activities
Restricted cash	—	—	56	—
Proceeds from operating line of credit	—	5,000	—	48,000
Repayments on operating line of credit	—	(15,000)	—	(35,000)
Proceeds from long-term debt	—	—	—	70,000
Repayments of long-term debt	(404)	(399)	(1,095)	(1,080)
Repayments of capital lease obligations	(205)	—	(339)	—
Financing fees incurred	—	(5)	—	(1,677)
Proceeds from exercise of stock options	203	1,387	254	2,689
Other financing activities	—	51	—	51

Cash flows provided by (used in) financing activities	(406)	(8,966)	(1,124)	82,983

Cash flows from investing activities
Purchase of InterVideo Inc, net of cash acquired	—	(786)	—	(121,154)
Purchase of long lived assets	(1,865)	(608)	(3,299)	(718)

Cash flows used in investing activities	(1,865)	(1,394)	(3,299)	(121,872)

Effect of exchange rate changes on cash and cash equivalents	(59)	80	(94)	45

Increase (decrease) in cash and cash equivalents	4,580	(13,496)	8,800	(23,620)
Cash and cash equivalents, beginning of period	28,835	40,906	24,615	51,030

Cash and cash equivalents, end of period	$33,415	$27,410	$33,415	$27,410

Non-GAAP Results
(In thousands, except per share data)

	Three Months ended		Six Months ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Non-GAAP Adjusted Net Income Calculation:
Net income (loss)	$930	$2,313	$900	$(9,563)
Amortization of intangible assets	6,418	6,373	12,832	12,130
Deferred income taxes	(1,233)	(1,280)	(2,467)	(2,315)
Stock-based compensation	1,977	1,290	3,115	2,298
Restructuring	447	—	625	—
InterVideo integration expense	—	860	—	1,645
Expenses associated with Special Committee review	705	—	705	—
Acquired in-process research and development	—	—	—	7,831
Amortization of deferred financing fees	270	269	540	534

Non-GAAP Adjusted Net Income	$9,514	$9,825	$16,250	$12,560

Percentage of revenue	14.2%	15.1%	12.3%	10.7%

Pro-forma diluted non-GAAP adjusted net income per share	$0.36	$0.39	$0.62	$0.50

Shares used in computing proforma diluted non-GAAP adjusted net income per share	26,238	25,284	26,165	25,307

Non-GAAP Adjusted EBITDA Calculation:
Cash flows provided by operating activities	$6,910	$(3,216)	$13,317	$15,224
Change in operating assets and liabilities	2,308	12,862	3,700	(3,066)
Interest expense, net	2,933	3,718	7,221	7,639
Income tax (recovery)	(5)	(587)	(97)	(232)
Deferred income taxes	1,233	1,280	2,467	2,315
Provision for bad debts	(129)	(49)	(233)	(65)
Unrealized loss on forward exchange contracts	—	—	—	(35)
Gain (loss) on interest rate swap	512	391	(243)	582
Loss on disposal of fixed assets	(6)	(54)	(48)	(54)
Gain on sale of investment	—	—	822	—
Expenses associated with Special Committee review	705	—	705	—
InterVideo integration expense	—	860	—	1,645
Restructuring	447	—	625	—

Non-GAAP Adjusted EBITDA	$14,908	$15,205	$28,236	$23,953

Percentage of revenue	22.2%	23.4%	21.3%	20.4%

Other Supplemental Information
(In thousands)

	Three Months ended		Six Months ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Revenue by Product Segment
Graphics and Productivity	$38,497	$34,517	$75,444	$68,582
Digital Media	28,547	30,515	57,144	49,084

Total	$67,044	$65,032	$132,588	$117,666

As percentage of revenues
Graphics and Productivity	57.4%	53.1%	56.9%	58.3%
Digital Media	42.6%	46.9%	43.1%	41.7%

Total	100.0%	100.0%	100.0%	100.0%

Revenue by Geography
Americas	$32,793	$33,015	$63,690	$60,208
EMEA	19,564	17,108	40,577	34,766
APAC	14,687	14,909	28,321	22,692

Total	$67,044	$65,032	$132,588	$117,666

As percentage of revenues
Americas	48.9%	50.8%	48.0%	51.2%
EMEA	29.2%	26.3%	30.6%	29.5%
APAC	21.9%	22.9%	21.4%	19.3%

Total	100.0%	100.0%	100.0%	100.0%

Allocation of Stock-Based Compensation Expense
Cost of revenues — Product	$5	$9	$15	$18
Cost of revenues — Maintenance and service	2	2	4	4
Sales and marketing	504	311	899	581
Research and development	329	293	536	488
General and administration	1,137	675	1,661	1,207

Total	$1,977	$1,290	$3,115	$2,298